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                                                                   Exhibit 10.28

                         COMMON STOCK PURCHASE AGREEMENT


         THIS AGREEMENT is made as of May 1, 2000, between Rent-Way, Inc. (the "Company"), a corporation organized under the laws of Pennsylvania, with its principal offices at One RentWay Place, Erie, Pennsylvania 16505 and Gateway Companies, Inc. (the "Purchaser"), a corporation organized under the laws of Delaware, with its principal offices at 4545 Towne Centre Court, San Diego, California 92121.

         WHEREAS, the Company wishes to sell shares of the Company's common stock, without par value (the "Common Stock"), and the Purchaser is willing, pursuant to the terms and conditions of this Agreement, to purchase shares of the Company's Common Stock.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

         SECTION 1. Authorization of Sale of Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the number of shares of Common Stock (the "Shares") equal to $7,000,000 (the "Purchase Price") divided by the Per Share Purchase Price, rounded up to the nearest whole share. The "Per Share Purchase Price" shall equal the lower of (i) the thirty consecutive trading day average of the Common Stock ending on April 17, 2000,
(ii) the thirty consecutive trading day average of the Common Stock ending two trading days before the public announcement of this transaction; and (iii) the thirty consecutive trading day average of the Common Stock ending two trading days before the Closing Date. The average shall be calculated using the closing price of Common Stock on the New York Stock Exchange for each such trading day.

         SECTION 2. Agreement to Sell and Purchase. At the Closing (as defined in Section 3), the Company shall sell to the Purchaser, and the Purchaser shall buy from the Company, upon the terms and conditions set forth herein, the Shares in exchange for the Purchase Price. The Purchaser shall pay to the Company the Purchase Price by wire transfer of immediately available funds to an account designated by the Company.

         SECTION 3.

         3.1 Delivery of Shares at the Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur on the date hereof (the "Closing Date") at the offices of the Company or such other location that is mutually acceptable to the Company and the Purchaser. At the Closing, the Company shall deliver to the Purchaser one or more certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser, representing the Shares.


         3.2 Conditions to Closing. The Company's obligation to complete the purchase and sale of the Shares at the Closing shall be subject to the accuracy of the

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     representations and warranties made by the Purchaser and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of the Shares and to pay the Purchase Price shall be subject to the accuracy as of the date of this Agreement and as of the Closing Date in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing, and the Company shall provide a certificate signed on its behalf by the President or Chief Financial
     Officer of the Company so stating. Purchaser's obligation to accept delivery of the Shares and pay the Purchase Price is further conditioned on: (i) the absence of any material adverse change in the business, financial condition, prospects, or stock price of the Company or in the financial and stock markets, and (ii) the execution of a purchasing agreement (the "Purchasing Agreement") between Purchaser and the Company providing for the purchase by the Company of personal computers and computer technology products from the Purchaser and fulfillment of any conditions therein; and (iii) receipt of an opinion of Hodgson, Russ, Andrews, Woods & Goodyear, LLP to the effect that:



     (i) The Company is validly existing under the laws of the State of Pennsylvania and has the requisite corporate power to own its property and assets and to conduct its business as it is currently conducted;

     (ii) This Agreement has been duly and validly authorized, executed and delivered by by the Company and constitutes legally, valid and binding obligations of the Company enforceable in accordance with its terms subject to bankruptcy, insolvency, preferential transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to the general equity principles;


     (iii) The Shares have been duly authorized and upon receipt of the purchase price therefor will be validly issued, fully paid and nonassessable Common Stock of the Company;

     (iv) The execution, delivery and performance of this Agreement by the Company and the issuance of the Shares, do not violate any provision of the Company's articles of incorporation or bylaws, do not constitute a material default under any material agreement to which the Company is a party or is bound, and do not contravene any order, writ, judgment, injunction, decree, or award entered against the Company, the violation or contravention of which would materially and adversely affect the Company, its assets, financial condition or operations;

     (v) Subject to the truth and accuracy of the representations made by Purchaser in this Agreement, the offer and sale of the Shares is exempt from the registration requirements of the Securities Act of 1933, as amended.

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         SECTION 4. Representations and Warranties of the Company. The Company
hereby represents and warrants to the Purchaser as follows as of the date of this Agreement and as of the Closing Date:

         4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of Pennsylvania and has all requisite corporate power and authority to conduct its business as currently conducted. The Company is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company.

         4.2 Authorized Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of: (a) 50,000,000 shares of Common Stock, of which, as of March 31, 2000, 23,644,123 shares were issued and outstanding, fully paid and non-assessable; and (b) 1,000,000 shares of Preferred Stock, of which, as of March 31, 2000, no such shares were issued and outstanding. As of March 31, 2000, options to acquire 4,249,013 shares of Common Stock were outstanding.

         4.3 Due Execution, Delivery and Performance. The Company's execution, delivery and performance of this Agreement and the Company's issuance of the Shares (a) have been duly authorized by all requisite corporate action by the Company, and (b) will not violate any law or the Articles of Incorporation or Bylaws of the Company or any provision of any indenture, mortgage, agreement, contract or other instrument to which the Company is a party or by which the Company or any of its properties or assets is bound as of the date hereof, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other instrument or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance, of any nature whatsoever, upon any properties or assets of the Company. Upon its execution and delivery, and assuming the valid execution of this Agreement by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). There are no pre-emptive or similar rights on the part of any holders of any class of securities of the Company. Except for the Common Stock, the Company has outstanding no bonds, debentures, notes or other obligations or securities the holders of which have the right to vote (or convertible or exchangeable into or exercisable for securities having a right to vote) with the stockholders of the Company on any matter. Except for options to purchase Common Stock referred to in Section 4.2, and except for Warrants to purchase 105,000 shares of Common Stock held by Massachusetts Mutual and its affiliates, there are no securities convertible into or exchangeable for, or options, warrants, calls,


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subscriptions, rights, contracts, commitments, arrangements or understandings of any kind to which the Company is a party or by which it is bound obligating the Company contingently or otherwise to issue, deliver or sell additional shares of capital stock or other voting securities of the Company. There are no outstanding agreements of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company.

         4.4 Issuance of Shares. When issued at the Closing, all of the Shares will be duly authorized, validly issued, fully paid and nonassessable and will be free from any and all liens or encumbrances of any kind, other than the restrictions on transfer contained in this Agreement.

         4.5 Consent, Approval, Etc. No consent, approval, order or authorization of, or registration, declaration or filing with, any government or any court, administrative agency or commission or other governmental authority or agency, federal, state, local or foreign is required with respect to the Company in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby (except that the failure to obtain such consents, approvals, orders or authorizations, or to make such filings would not, individually or in the aggregate, have a material adverse effect on the Company).

         4.6 SEC Filings. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since October 1, 1997 (the "Company SEC Documents"). As of its filing date, each Company SEC Document filed, as amended or supplemented, if applicable, (a) complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder and (b) did not, at the time it was filed, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading.

         4.7 Absence of Certain Events and Changes. Except as disclosed in the Company SEC Documents, or as otherwise contemplated by or described in this Agreement, since December 31, 1999, the Company has conducted its business in the ordinary course consistent with past practice and there has not been any event, change or development which individually or in the aggregate would have a material adverse effect on the Company.

         4.8 Compliance with Applicable Law. Except as disclosed in the Company SEC Documents, the Company is in compliance in all material respects with all statutes, laws, regulations, rules, judgments, orders and decrees of each governmental authority that relate to its respective businesses, and the Company has received no notice alleging noncompliance, except,

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with reference to the foregoing, where the failure to be in compliance would not, individually or in the aggregate, have a material adverse effect on the Company.

         4.9 Litigation. Except as disclosed in the Company SEC Documents, there are no civil, criminal or administrative actions, suits or proceedings pending or to the knowledge of the Company threatened, against the Company that, individually or in the aggregate, are likely to have a material adverse effect on the Company.

         4.10 No Brokers or Finders. None of the Company, its subsidiaries, their respective directors or officers and their respective agents has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agent' commissions or other similar payment alleged to be due by or through the Company, its subsidiaries, their respective directors or officers or their respective agents with respect to the transactions contemplated hereby.

         SECTION 5. Representations and Warranties of the Purchaser.

         (a) The Purchaser represents and warrants to the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the Shares in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of the Shares or any arrangement or understanding with any other persons regarding the distribution of the Shares, subject to its right to resell the Shares as provided in the following clause (iii); (iii) the Purchaser will not offer, sell or otherwise transfer the Shares except (A) pursuant to a registration statement which has been declared effective under the Securities Act, or (B) in accordance with Rule 144 under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act (and confirmed in an opinion of counsel in form and substance acceptable to the Company if the Company so requests) and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction; (iv) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder; (v) the Purchaser has, in connection with its decision to purchase the Shares, relied solely upon the representations and warranties of the Company contained herein; (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act; and (vii) the Purchaser understands that the Shares will contain a legend to the following effect:


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               THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE
               SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (I) A REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT IS IN EFFECT OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

         (b) The Purchaser further represents and warrants to the Company that
(i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws effecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 6. Covenants of the Company.

         (a) The Company agrees to use its best efforts to file in a timely manner all reports and other documents required to be filed by it pursuant to
Section 13 or 15(d) of the Exchange Act and, at any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, to furnish for the benefit of holders and beneficial owners from time to time of the Shares at its expense, upon request, information satisfying the requirements of Rule 144(c)(2) under the Securities Act (or any successor provision thereto).

         (b) The Company agrees to use its best efforts to promptly list the Shares on the New York Stock Exchange following the purchase by Purchaser of the Shares. All costs and expenses incurred in connection with such listing shall be paid by the Company.

         SECTION 7. Registration Rights; Lock Up.

         (a) Demand Registration. On one occasion (subject to clause (b)(ii) of this Section 7), if the Purchaser requests in writing (a "Demand Notice") to register under the Securities Act any of the Shares owned by the Purchaser, which Demand Notice shall specify the number of Shares intended to be offered and sold (the "Registration Shares"), shall express the Purchaser's


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present intent to offer such Registration Shares for distribution, shall describe the nature or method of the proposed offer and sale thereof and shall contain the undertaking of the Purchaser to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain acceleration of the effective date of the registration statement), the Company will use its best efforts to cause the offering of the Registration Shares so specified in such Demand Notice to be registered and the registration statement declared effective so as to permit the sale or other distribution by the Purchaser of the Registration Shares specified in its Demand Notice on (i) the date the Lock-Up Period defined in Section 7(i) expires, or (ii) such other date thereafter designated by the Purchaser in writing in the Demand Notice. In connection therewith the Company shall prepare and file on an appropriate form, as the Company in its sole discretion shall determine, a registration statement under the Securities Act to effect such registration (the "Demand Registration"). The right to a Demand Registration set forth in this Section shall cease when (i) all the Registration Shares have been effectively registered under the Securities Act and disposed of in accordance with a registration statement covering them, (ii) all the Shares have been distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, or (iii) all the Shares have otherwise been transferred and a new certificate or other evidence of ownership not bearing the legend set forth in Section 5 of this Agreement (or other legend of similar import) has, subject to any stop transfer order, been delivered by or on behalf of the Company and no other restriction on transfer exist.

         (b) Limitations on Demand Registration. The rights of the Purchaser to require a Demand Registration shall be limited as follows:

                  (i) No demand shall be operative under Section 7(a) if, at the time when the Purchaser delivers the Demand Notice, the Company has filed a registration statement for the registration of any of its securities or has given notice to the Purchaser of a proposed registration by the Company of its Common Stock pursuant to Section 7(c) hereof, nor for a period of 90 days after the effective date of any such registration statement.

                  (ii) The Company shall be entitled to postpone for a single period not to exceed 90 days the filing of a registration statement otherwise to be prepared and filed by it pursuant to Section 7(a) hereof if, at the time it receives a Demand Notice for such registration the Board of Directors of the Company determines, in its reasonable judgment, that such registration and offering would materially interfere with any financing, acquisition or corporate reorganization involving the Company or any of its affiliates and promptly gives written notice of such determination to the Purchaser. The Company shall be required, together with any such notice, to provide the Purchaser with documentation reasonably evidencing that any such financing, acquisition or corporate reorganization is then pending and is material.

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                  (iii) If the Company shall so postpone the filing of a
registration statement, the Purchaser shall have the right to withdraw the request for registration by giving notice to the Company within 30 days after receipt of the notice of postponement (and, in the event of such withdrawal, such request shall not be counted as a request for the Demand Registration to which the Purchaser is entitled to under Section 7(a)). In addition, if for any reason a proposed registration made at the request of the Purchaser shall not have become effective through no fault of the Purchaser, such request shall not be counted as the request to which the Purchaser is entitled under Section 7(a).

         (c) Piggyback Registration. For a period beginning on the date of this Agreement and continuing until set forth herein, if the Company proposes to file a registration statement on Form S-1 (or other appropriate form) to register any of its Common Stock under the Securities Act for sale to the public under the Securities Act (other than a registration statement on Form S-4, Form S-8 or similar form), the Company shall give the Purchaser written notice of such proposed registration at least 30 days prior to the filing of a registration statement. At the written request of the Purchaser delivered to the Company within 15 days after the receipt of the notice from the Company, which request shall state the number of Shares that the Purchaser wishes to sell publicly under the registration statement proposed to be filed by the Company (the "Registration Shares"), the Company shall use its best efforts to include in any such registration under the Securities Act (and in any related registration, qualification or compliance under state blue sky laws) such Registration Shares, and to cause such registration (the "Piggyback Registration") to become and remain effective; provided, however, that (i) the Company may, without the consent of the Purchaser, withdraw such registration statement prior to its becoming effective if the Company has abandoned its proposal to register its Common Stock; (ii) the Company may, without the consent of the Purchaser, delay the effectiveness of such registration statement if in the opinion of the Board of Directors such delay is in the best interests of the Company, and (iii) if a registration pursuant to this Section 7(c) involves an underwritten offering and the managing underwriter advises the Company that, in its written opinion to the Purchaser, the number of Registration Shares requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have a material adverse affect on such offering as contemplated by the Company (including the price at which the Company proposes to sell such Common Stock), then the Company will include in such registration (x) first, all of the Common Stock to be sold by the Company and (y) second, to the extent of the number of Registration Shares requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registration Shares which the Purchaser and all other holders of the Company's Common Stock who, as of the date of this Agreement, have contractual rights of registration have requested to be included in such registration, such amount to be allocated pro rata among all such requesting holders on the basis of the relative number of shares of Common Stock then held by each such holder, provided that any such shares thereby allocated to any such holder that exceeds such holder's request will be reallocated among the remaining requesting holders in like manner. The right to a Piggyback Registration set forth in this Section shall cease

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when (i) the Shares have been effectively registered under the Securities Act and disposed of in accordance with a registration statement covering them, (ii) the Shares have been distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, or (iii) the Shares have otherwise been transferred and a new certificate or other evidence of ownership not bearing the legend set forth in Section 5 of this Agreement (or other legend of similar import) has, subject to any stop transfer order, been delivered by or on behalf of the Company and no other restriction on transfer exist.

         (d) Registration Covenants of the Company. In the event that any Registration Shares of the Purchaser are to be registered pursuant to Section 7(a) or Section 7(c), the Company covenants and agrees that it shall use its reasonable best efforts to effect the registration and cooperate in the sale of the Registration Shares to be registered and, subject to the Company's rights described in Section 7(b) to delay or its rights or described in Section 7(c) to withdraw certain registrations, it shall:

                  (i)(A) prepare and file with the SEC a registration statement registering the Registration Shares (as well as any necessary amendments or supplements thereto) (a "Registration Statement"); (B) provide the Purchaser and its legal representatives with a reasonable opportunity to review the Registration Statement (and any amendments thereto) before filing; and (C) use its reasonable best efforts to cause the Registration Statement to become effective;

                  (ii) notify the Purchaser, promptly after the Company shall receive notice thereof, of the time when the Registration Statement becomes effective or when any amendment or supplement or any prospectus forming a part of the Registration Statement has been filed;

                  (iii) notify the Purchaser, promptly of any request by the SEC for the amending or supplementing of the Registration Statement or prospectus or for additional information;

                  (iv)(A) advise the Purchaser after the Company shall receive notice or otherwise obtain knowledge of the issuance of any order by the SEC suspending the effectiveness of the Registration Statement or any amendment thereto or of the initiation or threatening of any proceeding for that purpose and (B) promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if a stop order should be issued;

                  (v)(A) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus forming a part thereof as may be necessary to keep the Registration Statement effective for the lesser of (I) a period of time necessary to permit the Purchaser to dispose of the Registration Shares in accordance with the intended methods of disposition as set forth in the Registration Statement and (II) 180 days and (B) comply with the provisions of the Securities Act with respect to the disposition of the Registration Shares covered



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by the Registration Statement during such period in accordance with the intended methods of disposition by the Purchaser set forth in the Registration Statement;

                  (vi) furnish to the Purchaser such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of the Registration Shares owned by the Purchaser;

                  (vii) use its best efforts to register or qualify such Registration Shares under such other securities or blue sky laws of such jurisdictions as determined by the underwriters after consultation with the Company and the Purchaser (or by the Company after consultation with the Purchaser if there is no underwriter), and do any and all other acts and things which may be reasonably necessary or advisable to enable the Purchaser to consummate the disposition in such jurisdictions of the Registration Shares (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction in which it would not otherwise be required to qualify but for this Section 7(d)(vii), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

                  (viii) notify the Purchaser, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Registration Statement would contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of the Purchaser, prepare a supplement or amendment to the Registration Statement so that the Registration Statement shall not, to the Company's knowledge, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ix) use its best efforts to cause all Registration Shares covered by such Registration Statement to be registered with or approved by such federal or state governmental agencies or authorities in addition to the SEC as may be necessary in the opinion of counsel to the Company to consummate the disposition of such Registration Shares in accordance with their intended method of disposition;

                  (x) furnish to the Purchaser's underwriters, if any, (A) an opinion of counsel for the Company, and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such Registration Statement, each covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and, in the case of the accountant's comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's comfort letters delivered

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to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated);

                  (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish the same to the Purchaser; and

                  (xii) cause the Shares to be listed on the New York Stock Exchange and provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registration Shares covered by such Registration Statement from and after a date not later than the effective date of such registration.

         (e) Expenses. The parties agree as follows:

                  (i) Subject to clause (ii) of this Section 7(e) the Company shall pay all reasonable out-of-pocket expenses incurred in connection with a Demand Registration pursuant to Section 7(a) and a Piggyback Registration pursuant to Section 7(c) of this Agreement, including, but not limited to, all SEC and blue sky registration and filing fees and related expenses; word processing, duplicating and printing expenses; fees and disbursements of legal counsel for the Company including, if different, blue sky counsel, and of the Company's independent public accountants required by or incident to compliance with all applicable SEC and blue sky laws, rules and regulations or to any comfort letter(s) of such accountants; transfer agents' fees expenses in connection with any Demand Registration or Piggyback Registration; and listing fees and out-of-pocket costs and expenses of the Company's underwriters customarily paid by issuers or sellers of securities.

                  (ii) All underwriting discounts and selling commissions relating to Registration Shares in connection with a Piggyback Registration shall be borne by the holders of such Registration Shares pro rata.

         (f) Underwritten Piggyback Registration. If a registration pursuant to
Section 7(c) involves an underwritten offering, the Company will use best efforts to provide that all Registration Shares requested by the Purchaser be included in such offering, but the Company's obligation is subject in all respects to the provisions of Section 7(c)(iii). The Purchaser shall become a party to the underwriting agreement negotiated between the Company and the underwriter or underwriters of such offering. Except as specifically contemplated herein, the Purchaser shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties and agreements regarding the Purchaser, the Purchaser's Registration Shares and the Purchaser's intended method of distribution or as may be required by law or customarily given by selling shareholders in an underwritten public offering.

         (g) Compliance with Law. In consideration for the Company agreeing to its obligations under this Article 7, the Purchaser agrees, with respect to any Demand Registration or Piggyback Registration, not to sell, make any short sale of, pledge, loan, grant any option for the purchase of, or otherwise dispose of any Registration Shares in any manner that would violate any applicable law, rule or regulation.

         (h) Purchaser Information. The Purchaser shall provide the Company with such information with respect to the Registration Shares to be sold, the plans for the proposed disposition thereof and such other information as shall, in the opinion of counsel for the Company, be necessary to enable the Company to include in such registration statement all material facts required to be disclosed with respect to the Purchaser.

         (i) Lock Up. The Purchaser will not, without the prior written consent of the Company (which consent may be withheld in its sole discretion), directory or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any of the Shares, or publicly announce the Purchaser's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the first to occur of (i) the end of the period during which Purchaser shall be the exclusive provider personal computers to the Company pursuant to the Purchasing Agreement, (ii) April 17, 2001, or (iii) the Common Stock shall no longer be listed on the New York Stock Exchange or other major stock exchange (the "Lock-Up Period") The Purchaser also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Shares except in compliance with the foregoing restrictions.

         SECTION 8. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares and the payment therefor.

         SECTION 9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, telecopier, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed or if telecopied, when receipt is acknowledged, and shall be delivered as addressed as follows:

         (1)  if to the Company, to:

                  Rent-Way, Inc.
                  One RentWay Place
                  Erie, Pennsylvania  16505
                  Attention:  President
                  Telecopier:  (814) 455-5378

              with a copy to:

                  Hodgson, Russ, Andrews, Woods & Goodyear, LLP
                  One M&T Plaza, Suite 2000
                  Buffalo, New York 14203
                  Attention:  John J. Zak, Esq.
                              Paul J. Vallone, Esq.
                  Telecopier:  (716) 849-0349

              or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

         (2) if to the Purchaser, to:

                  Gateway Companies, Inc.
                  4545 Town Centre Court
                  San Diego, California 92121
                  Attention:  General Counsel
                  Telecopier:  (858) 799-2605

                  or to such other person at such other place as the Purchaser shall so designate to the Company in writing.

         SECTION 10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

         SECTION 11. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

         SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any party may execute this Agreement by facsimile signature and the other party shall be entitled to rely on such facsimile signature as evidence that this Agreement has been duly executed by such party.

         SECTION 13. Heading. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its rules as to conflicts of law.

         SECTION 15. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         SECTION 16. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.



                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                  COMPANY:

                                  RENT-WAY, INC.


                                  By:    /s/ William E. Morgenstern
                                      ----------------------------------------
                                      Name:  William E. Morgenstern
                                      Title: Chairman and CEO


                                  PURCHASER:

                                  GATEWAY COMPANIES, INC.


                                  By:    /s/ John J. Todd
                                      ----------------------------------------
                                      Name:  John J. Todd
                                      Title: CFO